UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 20, 2025

Date of Report (Date of earliest event reported)

Technology & Telecommunication Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41229	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

C3-2-23A, Jalan 1/152, Taman OUG Parklane Off Jalan Kelang Lama 58200 Kuala Lumpur, Malaysia
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +60 1 2334 8193

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value (the “Ordinary Shares”), and one-half Redeemable Warrant	TETEU	The Nasdaq Stock Market LLC
Ordinary Shares	TETE	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	TETEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Investment Management Trust Agreement

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 to the extent required herein. As approved by its stockholders at the General Meeting (defined below), Technology & Telecommunication Acquisition Corporation (“TETE” or the “Company”) and Continental Stock Transfer & Trust Company entered into an amendment, dated January 20, 2025, to the Investment Management Trust Agreement, dated January 14, 2022, by and between Continental Stock Transfer & Trust Company and TETE (the “IMTA Amendment”). A copy of the IMTA Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Non-Redemption Agreement

Pursuant to TETE’s Amended and Restated Memorandum and Articles of Association, holders of public shares of the TETE may redeem such shares (the “Redemption Rights”) in connection with the Charter Amendment (as defined below).

On January 20, 2025, the Company entered into a non-redemption agreement (the “Non-Redemption Agreement”) with Technology & Telecommunication LLC (the “Sponsor”) and certain institutional investors named therein (the “Investors”). Pursuant to the Non-Redemption Agreement, the Investors have agreed that, in connection with the General Meeting, the Investors will not exercise their Redemption Rights, or they will rescind or reverse previously submitted redemption requests prior to the Special Meeting. Under the terms of the Non-Redemption Agreement, if the Investors do not exercise their General Meeting, or validly rescind previously submitted redemption requests, and if the Charter Amendment and IMTA Amendment proposals are approved, then promptly following the consummation of the proposed business combination, the Sponsor shall forfeit 150,000 shares of Company common stock (the “Forfeited Shares”) and the Company shall issue 150,000 shares of Company common stock, in the aggregate, to the Investors (the “New Shares”), for no additional consideration. The New Shares shall be issued free and clear of any liens or other encumbrances, other than (x) pursuant to the provisions of the letter agreement, dated January 14, 2022, by and between the Company and the Sponsor, (y) restrictions on transfer imposed by the securities laws, and (z) any other agreement relating to the shares held by the Sponsor entered into in connection with the proposed business combination (which shall be no less favorable or more restrictive than what is agreed to by the Sponsor). At the Investors’ election, in lieu of receiving the New Shares, following the satisfaction of Redemption Rights in connection with the consummation of the proposed business combination, the Company shall cause its transfer agent to pay to the Investors directly from the Company’s trust account an amount in cash equal to the product of (i) 150,000, (ii) thirty-percent, and (iii) the final per-share redemption price then available to Company stockholder (the “Share Consideration Payment”). In order to receive the Share Consideration Payment, the Investors shall not redeem thirty percent of the TETE publicly traded Class A shares held by the Investor at the time of the business combination redemption deadline.

The foregoing description of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Non-Redemption Agreement, a form of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Subsequent to the approval by the shareholders of TETE of the Amendment to TETE’s Amended and Restated Memorandum and Articles of Association (the “Charter Amendment”), on January 20, 2025, TETE filed the Charter Amendment with the Registrar of Companies in the Cayman Islands. Pursuant to the Charter Amendment, TETE has the right to extend the date by which it has to consummate a business combination by three (3) months from January 20, 2025 to April 20, 2025 (i.e., for a period of time ending 39 months after the consummation of TETE’s initial public offering).

Item 5.07. Submissions of Matters to a Vote of Security Holders.

On January 20, 2025, TETE held an Extraordinary General Meeting of Shareholders (the “General Meeting”). On December 13, 2024, the record date for the General Meeting, there were 5,975,740 ordinary shares of TETE entitled to be voted at the General Meeting, 80.159% of which were represented in person or by proxy.

The final results for each of the matters submitted to a vote of TETE’s shareholders at the General Meeting are as follows:

Matters Voted On	For	Against	Abstain
Proposal Number One to amend and restate TETE’s Amended and Restated Articles of Association to give TETE the right to extend the date by which it has to consummate a business combination (the “Combination Period”) by three (3) months from January 20, 2025 to April 20, 2025 (as extended, the “Extended Date”) (i.e., for a period of time ending 39 months after the consummation of TETE’s initial public offering).	4,334,690	455,380	0

Proposal Number Two was to amend TETE’s investment management trust agreement, dated as of January 14, 2022, by and between the Company and Continental Stock Transfer & Trust Company, to allow the Company to extend the Combination Period by three (3) months from January 20, 2025 to the Extended Date.	4,334,690	455,380	0

Each of the proposals described above was approved by TETE’s shareholders. TETE’s shareholders elected to redeem an aggregate of 1,993,697 ordinary shares in connection with the General Meeting.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1*	Amended and Restated Memorandum and Articles of Association, dated January 20, 2025
10.1	Amendment to the Investment Management Trust Agreement, dated January 20, 2025, by and between TETE and Continental Stock Transfer & Trust Company.
10.2	Non-Redemption Agreement, dated January 20, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2025

TECHNOLOGY & TELECOMMUNICATION ACQUISITION CORPORATION

By:	/s/ Tek Che Ng
Name:	Tek Che Ng
Title:	Chief Executive Officer